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                                                                   EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, and in the Prospectus constituting a part thereof, of our report dated April 11, 1997 appearing on page F-1 of Commodore Applied Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the caption "Experts" in such Prospectus.


/s/ Price Waterhouse LLP


Philadelphia, Pennsylvania
December 5, 1997